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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 13, 2002


                         Asbury Automotive Group, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                                    5511                     58-2241119
(State or Other                  (Primary Standard Industrial      (IRS Employer
Jurisdiction of Identification   Classification Code Number)           Number)
Incorporation)


                               3 Landmark Square
                                   Suite 500
                              Stamford, CT 06901
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (203) 356-4400


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Item 4. Changes in Registrant's Certifying Accountant.

          On May 13, 2002, the Company removed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and on May 16, 2002 retained Deloitte & Touche LLP ("D&T") as the Company's new independent public accountants for the fiscal year 2002. This change was made upon the recommendation of the audit committee of the Company's board of directors and with the approval of the Company's board of directors. The decision to change independent public accountants was based on the continuing uncertainty regarding Andersen's future and is not a reflection of Andersen's commitment or the quality of the services it provided to the Company.

          Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2001 and December 31, 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

          During the years ended December 31, 2001 and December 31, 2000 and through the date hereof, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

          On May 17, 2002, Asbury Automotive Group, Inc. issued a press release accouncing the change in the Company's independent public accountants. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.  Financial Statements and Exhibits

       (c) Exhibits

Exhibit No.         Description

     16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002

     99.1           Press Release issued by Asbury Automotive Group, Inc. on
                    May 17, 2002.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Asbury Automotive Group, Inc.

                                          By:  /s/ Thomas F. Gilman
                                               --------------------------
                                               Name:  Thomas F. Gilman
                                               Title: Chief Financial Officer

Date: May 17, 2002

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                                 EXHIBIT INDEX

Exhibit No.       Description

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 16, 2002

    99.1          Press Release issued by Asbury Automotive Group, Inc. on
                  May 17, 2002.